EQ ADVISORS TRUSTSM

SUPPLEMENT DATED OCTOBER 1, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011, AS SUPPLEMENTED

AXA Conservative Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

This Supplement updates certain information contained in the above-referenced Statement of Additional Information (“SAI”) for EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about the appointment of a new lead independent trustee.

Information in the “Position(s) Held With Fund” column of the table in the section of the SAI “Management of the Trust- The Trustees” is revised to remove reference to Mr. Fox as Lead Independent Trustee. Information with respect to Mr. Schpero is revised to reflect his service as Lead Independent Trustee.

In addition, effective as of that date, the second sentence in the tenth paragraph in the section of the SAI “Management of the Trust – Qualifications and Experience of the Trustees” is deleted in its entirety and replaced with the following information:

The Board has appointed Gary S. Schpero to serve as Lead Independent Trustee.